CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors and Shareholders
Computer Horizons Corp.


We have issued our reports dated February 15, 1999, accompanying the restated consolidated financial statements and schedules included in the Current Report of Computer Horizons Corp. on Form 8-K filed March 16, 1999 for the year ended December 31, 1997. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Computer Horizons Corp. on Forms S-3 (File 333-33665, effective September 24, 1997, File No. 333-44417, effective February 27, 1998, and File No. 333-48877, effective March 30, 1998) and on Forms S-8 (File No. 033-41726, effective January 16, 1991, File No. 033-59437, effective May 18, 1995, File No. 033-64763, effective December 5, 1995, and File No. 333-60751, effective August 5, 1998).



/s/GRANT THORNTON LLP
---------------------
GRANT THORNTON LLP

Parsippany, New Jersey
March 16, 1999

     As filed with the Securities and Exchange Commission on March 16, 1999

                                                       Registration No. 333_____
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             COMPUTER HORIZONS CORP.
             (Exact name of registrant as specified in its charter)

                New York                                  132638902
      (State or other jurisdiction                     (I.R.S. Employer
    of incorporation or organization)                 Identification No.)

      49 Old Bloomfield Avenue
      Mountain Lakes, New Jersey                            07046-1495
        (Address of principal                               (Zip Code)
          executive offices)

              COMPUTER HORIZONS CORP. EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)
                            - - - - - - - - - - - - -

                               MR. JOHN J. CASSESE
                             Computer Horizons Corp.
                            49 Old Bloomfield Avenue
                      Mountain Lakes, New Jersey 07046-1495
                                 (973) 299-4000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:
                             Robert A. Cantone, ESQ.
                               Proskauer Rose LLP
                                  1585 Broadway
                            New York, New York 10036
                                 (212) 969-3000

                         CALCULATION OF REGISTRATION FEE

                                        Amount                             Proposed                                    Proposed
                                       of Shares                           Maximum                   Maximum          Amount of
Title of Securities                      to be                         Offering Price               Aggregate        Registration
to be Registered                      Registered(l)                      Per Share (2)            Offering Price           Fee
----------------                      -------------                      -------------            --------------           ---

Common Stock, $0.10 par                  500,000                            $12.25                 $6,125,000          $1,806.88

(1) Represents the maximum number of shares that may be issued pursuant to the Computer Horizons Corp. Employee Stock Purchase Plan.

(2) Estimated for purposes of calculating the registration fee only and computed in accordance with Rule 457(c) under the Securities Act, using the average of the high and low prices of the Common Stock as reported on the Nasdaq Stock Market on March 15, 1999.

                                     PART I

ITEM 1.           Plan Information

                  Not required to be filed with this Registration Statement.

ITEM 2.           Registration Information and Employee Plan Annual information

                  Not required to be filed with this Registration Statement.

                                      PART II

ITEM 3.           Incorporation of Documents by Reference

         The following documents are incorporated herein by reference:

         A. The Company's annual Report on Form 10-K for the year ended December 31, 1997 (the "1997 10-K").


         B. The Company's quarterly Reports on Form 10-Q for the quarters ended September 28, 1998, June 29, 1998 and March 31, 1998.

         C. The Company Reports on Form 8-K dated June 30, 1998, July 3, 1998, August 4, 1998 and March 16, 1999; and Form 8-K/A dated August 4, 1998.

         D. Description of the Registrant's Common Stock, par value $.10 contained in the Registrant's Registration Statement on Form 8-A.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.           Description of Securities

               Not applicable.

ITEM 5.           Interests of Named Experts and Counsel

               None.

ITEM 6.        Indemnification of Directors and Officers

         The Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") provides, as permitted by Section 402(b) of the New York Business Corporation Law (the "BCL") that no director shall be personally liable to the Company or any shareholder for damages for any breach of duty as a director, provided that the Certificate of Incorporation does not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled or (iii) his acts violated Section 719 of the BCL.

         The  Certificate of  Incorporation  also provides,  in accordance  with
Section 722 of the BCL, that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, (1) is or was a director or officer of the Company or (2) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent), shall be indemnified and held harmless by the Company to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators, provided, however, that, except for actions brought to enforce such indemnification rights, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. The right to indemnification conferred in the Certificate of Incorporation is a contract right and includes the rights to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if the BCL requires, the payment of such expenses incurred by a director or officer in his capacity as such (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service with respect to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer to repay all amounts so advanced as to which it shall ultimately be determined that such director or officer is not entitled to be indemnified.

         The Certificate of Incorporation further provides, in accordance with the BCL, that the indemnification rights provided therein are not exclusive of any other rights that any person may have, and that the Company may, subject to certain restrictions imposed by the BCL, maintain insurance to protect itself and its officers and directors against expenses, liabilities and losses, whether or not the Company would be permitted to indemnify such person against such expenses, liabilities and losses under the BCL.

         The Company currently has a $15,000,000 directors' and officers' liability insurance policy.


   ITEM 7.        Exemption from Registration Claimed

                  Not applicable.

   ITEM 8.        Exhibits

                  Note: As the Plan provides that the shares offered and sold thereunder are to be treasury shares, no opinion of counsel as to the legalities of the securities being registered is provided.

                  23.1 Consent of Grant Thornton LLP.

                  99.1 The Computer Horizons Corp. Employee Stock Purchase Plan.


   ITEM 9.        Undertakings

(a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

            (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

            provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
            Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.


     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
     Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Mountain Lakes, State of New Jersey, on March 16, 1999.



                                              COMPUTER HORIZONS CORP.



                                      By:    /s/John J. Cassese
                                             -------------------------
                                             John J. Cassese
                                             Chairman of the Board and President

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint John J. Cassese, William J. Murphy, and Michael J. Shea or any of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agent to act for him in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) or supplements to this Registration Statement and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act Of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                           Title                     Date Signed
---------                           -----                     -----------


/s/John J. Cassese    Chairman of the Board and President     March 16, 1999
------------------    (Principal Executive Officer) and
John J. Cassese       Director

                      Executive Vice President, Chief         March 16, 1999
/s/William J. Murphy  Financial Officer and Secretary
--------------------  (Principal Financial Officer)
William J. Murphy

                      Vice President and Controller           March 16, 1999
/s/Michael J. Shea    (Principal Accounting Officer)
------------------
Michael J. Shea